Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of July 19, 2012 (this “Second Amendment”) is made by and among GSI Group Corporation, a Michigan corporation (the “Borrower”), GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the other Guarantors party hereto, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 19, 2011 (as amended by the First Amendment to Credit Agreement dated March 9, 2012 and as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrower. The Borrower, the Lenders and Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Except as otherwise defined in this Second Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2. Amendments to Credit Agreement; Satisfaction of the Burnoff Condition. Subject to the satisfaction of the conditions precedent specified in Section 3 below, the undersigned Lenders hereby agree that, effective as of the date hereof (the “Second Amendment Effective Date”), the Burnoff Condition shall be deemed satisfied, for all purposes under the Credit Agreement and the other Loan Documents, including, without limitation, Exhibit D of the Credit Agreement (Compliance Certificate). In furtherance of the foregoing:

(a) the definition of “Burnoff Condition” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and restated as follows

“‘Burnoff Condition’ means the effectiveness of the Second Amendment.”

(b) the definition of “Excess Availability” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and restated as follows

“‘Excess Availability’ means, at any time, unrestricted cash on the balance sheet of Holdings and its Subsidiaries at such time plus the difference of (a) the Revolving Credit Facility at such time minus (b) Total Revolving Credit Outstandings at such time.”

(c) a new definition of “Second Amendment” is hereby inserted in Section 1.01 of the Credit Agreement in proper alphabetical order as follows

“‘Second Amendment’ means the Second Amendment to the Credit Agreement, dated as of July 19, 2012, by and among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders.”

(d) clause (vii) of Section 2.05(b) of the Credit Agreement is hereby deleted in its entirety and restated as follows:

“(vii) If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, in either such case, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess.”; and

(e) Sections 4.02(d), 6.02(i), and 7.10(a) of the Credit Agreement are each deleted in their entirety and replaced with “[Reserved]”.

(f) Exhibit M of the Credit Agreement (Burnoff Condition Certificate) is deleted in its entirety.

(g) Exhibit N of the Credit Agreement (Permitted Acquisition Certificate) is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a) the Borrower shall have delivered to the Administrative Agent a counterpart of this Second Amendment executed by the Borrower and each other Loan Party;

(b) the Required Lenders and the Administrative Agent shall have indicated their consent and agreement by executing this Second Amendment;

(c) payment by the Borrower to Administrative Agent on or prior to the date hereof, for the benefit of the Lenders signatory hereto, a fully-earned and non-refundable amendment fee equal to 0.125% of the sum of the aggregate outstanding principal balance of the Loans and unfunded Commitments of such Lenders, as of July 17, 2012;

(d) the representations and warranties made by each Loan Party in Section 4 hereof are true and correct as of the date hereof and

(e) no Event of Default shall have occurred and be continuing.

4. Representations and Warranties. The Borrower and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be

2

true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and (c) as if each reference therein to “this Agreement” or the “Credit Agreement” or the like include reference to this Second Amendment and the Credit Agreement as amended hereby; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

5. Effect on Loan Documents. The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein the execution, delivery, and performance of this Second Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party.

6. No Novation; Entire Agreement. This Second Amendment evidences solely the amendment of the terms and provisions of the obligations of the Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof. There are no other understandings, express or implied, among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

7. Choice of Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8. Counterparts; Facsimile Execution. This Second Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

9. Construction. This Second Amendment is a Loan Document. This Second Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Second Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.

BORROWER:
GSI GROUP CORPORATION

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Chief Financial Officer

HOLDINGS:
GSI GROUP INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Chief Financial Officer

GUARANTORS:
EXCEL TECHNOLOGY, INC.
MICROE SYSTEMS CORP.
MES INTERNATIONAL INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Secretary

CAMBRIDGE TECHNOLOGY, INC.
CONTINUUM ELECTRO-OPTICS, INC.
CONTROL LASER CORPORATION (D/B/A BAUBLYS CONTROL LASER)
THE OPTICAL CORPORATION
PHOTO RESEARCH, INC.
QUANTRONIX CORPORATION
SYNRAD, INC.

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Assistant Secretary

GSI GROUP LIMITED

By:	/s/ Robert Buckley
Name:	Robert Buckley
Title:	Director

[Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

[Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Alexander H. Slemrod
Name:	Alexander H. Slemrod
Title:	Assistant Vice President

[Second Amendment to Credit Agreement]

SILICON VALLEY BANK

By:	/s/ Jack Gaziano
Name:	Jack Gaziano
Title:	Managing Director

[Second Amendment to Credit Agreement]

HSBC BANK USA N.A.

By:	/s/ Manuel Burgueno
Name:	Manuel Burgueno
Title:	Vice President

[Second Amendment to Credit Agreement]

Exhibit A

Permitted Acquisition Certificate

See attached.

EXHIBIT N

FORM OF PERMITTED ACQUISITION CERTIFICATE

                     , 20

Reference is made to that certain Credit Agreement, dated as of October 19, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among GSI GROUP CORPORATION, a Michigan corporation (the “Borrower”), GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and Silicon Valley Bank as Syndication Agent.

Pursuant to Section 7.03(j) of the Agreement and in connection with the acquisition of [DESCRIBE TRANSACTION] (the “Acquisition”), the undersigned, hereby certifies that [he]/[she] is the duly elected, acting and qualified [President] [Chief Financial Officer] [Vice President of Finance] of Holdings, and that:

1.	any Subsidiary newly-created or acquired in connection with the Acquisition shall comply with the requirements of Section 6.12 of the Agreement;

2.	the lines of business of the Target are not substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto or a reasonable extension thereof;

3.	the Acquisition has been consented to by the shareholders or board of directors or other equivalent governing body of the Target;

4.	immediately before and immediately after giving pro forma effect to the Acquisition, no Event of Default has occurred and is continuing;

5.

attached hereto as Annex 1 are calculations evidencing that immediately before and immediately after giving pro forma effect to the Acquisition, Holdings and its Subsidiaries are in pro forma compliance with all of the covenants set forth in Section 7.10 of the Agreement for the twelve-month period ended on [                     ][1] (the “Financial Statement Date”), determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) of the Agreement as though the Acquisition had been consummated as of the first day of the fiscal period covered thereby;

6.

attached hereto as Annex 2 are calculations evidencing that after giving effect to the Acquisition, Holdings and its Subsidiaries have a Consolidated Leverage Ratio for the twelve-month period ended on the Financial Statement Date of     [2] to 1.0, determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) of the Agreement as though the Acquisition had been consummated as of the first day of the fiscal period covered thereby; and

[1]	Insert date of most recent financial statements delivered pursuant to Section 6.01(a) or (b) of the Agreement
[2]	Must be less than or equal to 2.0:1.0

Form of Permitted Acquisition Certificate

7.	attached hereto as Annex 3 are calculations evidencing that after giving effect to the Acquisition, as of the Financial Statement Date, Holdings and its Subsidiaries have Excess Availability of $ [3].

[Remainder of page intentionally left blank]

[3]	Must be greater than or equal to $25,000,000.

Form of Permitted Acquisition Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

GSI GROUP INC.

By:
Name:
Title:

Form of Permitted Acquisition Certificate

ANNEX 1

to the Permitted Acquisition Certificate

($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ restructuring charges from operations and divestitures[4]
+ restructuring charges, fees and expenses in respect of other transactions[5]
+ Non-Cash Charges
- non-cash income
- earnings from equity-method investments
= Consolidated EBITDA

I.	Section 7.10(b) – Consolidated Leverage Ratio.

A.	Consolidated Funded Indebtedness at Financial Statement Date:	$

B.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Financial Statement Date (“Subject Period”) (from above)	$

C.	Consolidated Leverage Ratio (Line II.A ÷ ( Line II.B):		to 1.00

	Maximum permitted:		2.50 to 1.00

[4]

not to exceed $10,000,000 in the aggregate during any Measurement Period from the Closing Date through December 31, 2012 and not to exceed $5,000,000 in the aggregate during any Measurement Period thereafter

[5]	not to exceed $6,500,000 in the aggregate during any Measurement Period

Form of Permitted Acquisition Certificate

II.	Section 7.10(c) – Consolidated Fixed Charge Coverage Ratio.

A.	Adjusted Consolidated EBITDA for Subject Period:

	1.	Consolidated EBITDA for Subject Period (Line II.B above):	$

	2.	Aggregate amount of all cash Capital Expenditures for Subject Period:	$

	3.	Aggregate amount of Federal, state, local and foreign income taxes paid in cash for Subject Period:	$

	4.	Adjusted Consolidated EBITDA (Lines III.A1 - 2 - 3):	$

B.	Consolidated Fixed Charges for Subject Period:

	1.	Consolidated Interest Charges paid in cash for Subject Period:	$

2.

Aggregate scheduled amortization payments under Section 2.07(a) of the Agreement (regardless of whether optional prepayments under Section 2.05(a) of the Agreement were applied to such installments) for Subject Period, for so long as any amounts are outstanding under the Term Loan Facility:

$

3.

Aggregate principal amount of all other regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money (including regularly scheduled payments under any Capitalized Leases, except for the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP) for Subject Period, but excluding any voluntary repayments and redemptions to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 of the Agreement:

$

	4.	Aggregate amount of all Restricted Payments made pursuant to Section 7.06(d) or 7.06(e) of the Agreement for Subject Period:	$

	5.	Consolidated Fixed Charges (Lines III.B1 + 2 + 3 + 4):	$

C.	Consolidated Fixed Charge Coverage Ratio (Line III.A4 ÷ ( Line III.B5):

to 1.00

	Minimum required:			1.50 to 1.00

Form of Permitted Acquisition Certificate

ANNEX 2

to the Permitted Acquisition Certificate

($ in 000’s)

Consolidated Leverage Ratio.

A.	Consolidated Funded Indebtedness at Financial Statement Date:	$

B.	Consolidated EBITDA for twelve-month period ended on the Financial Statement Date (from Annex 1):	$

C.	Consolidated Leverage Ratio (Line A ÷ ( Line B):		to 1.00

Form of Permitted Acquisition Certificate

ANNEX 3

to the Permitted Acquisition Certificate

($ in 000’s)

Excess Availability.

A.	Unrestricted cash on the balance sheet of Holdings and its Subsidiaries on the Financial Statement Date:	$

B.	the Revolving Credit Facility on the Financial Statement Date:	$

C.	Outstanding Amount of all Revolving Credit Loans on the Financial Statement Date:	$

D.	Outstanding Amount of all Swing Line Loans on the Financial Statement Date:	$

E.	Outstanding Amount of all L/C Obligations on the Financial Statement Date:	$

F.	Excess Availability
	(Line A + Line B – Line C – Line D – Line E):	$

Form of Permitted Acquisition Certificate